SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 14, 1998


      EMPIRE COMMUNICATIONS CORPORATION, f/k/a/ LITIGATION ECONOMICS, INC.
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              Exact name of registrant as specified in its charter


           Nevada                      333-16031              86-0793960
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  State or other jurisdiction     Commission File No.      IRS Employer ID #
      of incorporation


              4001 West 104th Terrace, Overland Park, Kansas 66207
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               Address and zip code of principal executive offices


                                  913-469-1662
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                          Registrant's telephone number


Item 1.  Changes in Control of Registrant

   On March 27, 1998, the Company reported that Empire Financial Investments LLC, a Texas limited liability company ("Empire"), had acquired a controlling equity position in the Company in connection with a plan for the Company to acquire certain business assets from DeLuxe Corporation, all as more fully explained in the March 27, 1998 Report on Form 8-K. Late in May, 1998, Empire informed the Company that it no longer wished to pursue the acquisition of the DeLuxe business assets through the Company, and that it desired to rescind its investment in the Company. By July 14, 1998, all of the Directors of the Company had signed resolutions effecting this rescission.

   In connection with the rescission of the Empire investment and the DeLuxe Corporation asset acquisition plan, all of the directors of the Company who were elected at the time Empire made its investment tendered their resignations after electing a new board of directors.

   Mr. and Mrs. Cory Hofman, formerly directors and control persons of the Company, surrendered 1,200,000 shares of the Company's common stock for cancellation and paid the Company $10,000 in cash in connection with the sale to them by the Company of the Company's former "G.E.C" subsidiary. As a result of the rescission of the Empire / DeLuxe transactions, the Company and Mr. and Mrs. Hofman have agreed, as of July 15, 1998, to rescind the sale of the "G.E.C." subsidiary to Mr. and Mrs. Hofman. The Company has returned the $10,000 cash amount and has reissued the 1,200,000 shares of common stock to Mr. and Mrs. Hofman, and Mr. and Mrs. Hofman have returned to the Company all of the outstanding stock of "G.E.C."

   The new Board of Directors has elected Norman L. Peterson as President of the Company, and the Company's executive offices were relocated to space provided by Mr. Peterson in Overland Park, Kansas.


Item 2.     Acquisition or Disposition of Assets

   As noted in Item 1, above, the Company and Empire have rescinded the Company's contract rights to acquire business assets from DeLuxe Corporation.

   As noted in Item 1, above, the Company has rescinded its sale of its "G.E.C." subsidiary to Mr. and Mrs. Cory Hofman, and has reacquired that business as an operating subsidiary as of July 15, 1998.

Item 3.  Bankruptcy or Receivership

   Not Applicable.


Item 4.  Changes in Registrant's Certifying Accountant

   Not Applicable.


Item 5.  Other Events

   Not Applicable.

Item 6.  Resignation of Registrant's Directors

   In connection with the rescission of Empire's investment in the Company, (see
Item 1, above) Messrs. Louis A. Farris, Jr., Wilson A. Hanna, Jon H. Fleming, Ph.D., H. William Coogan, Jr. and Kenneth C. Lowe have resigned as members of the Company's Board of Directors. Prior to their resignations, the Board of Directors elected Norman L. Peterson of Overland Park, Kansas as a Director of the Company. Under Nevada law, a single director may constitute the Board of Directors of the Company.


Item 7.  Financial Statement, Pro Forma Financial Information and Exhibits

   Not Applicable.


Item 8.  Changes in Fiscal Year

   Not Applicable.


Item 9.  Sales of equity securities pursuant to Regulation S

            Not Applicable.

   No Exhibits are filed with the Report.

                                        EMPIRE COMMUNICATIONS CORPORATION

                                        /s/ Norman L. Peterson
                                        ------------------------
                                        Norman L. Peterson
                                        President



Dated:  July 15, 1998